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           ASSIGNMENT AND ASSUMPTION OF STANDARD COMMERCIAL OFFICE LEASE
                              FOR EAT/WORK DEVELOPMENT

      THIS ASSIGNMENT AND ASSUMPTION OF STANDARD COMMERCIAL OFFICE LEASE FOR EAT/WORK DEVELOPMENT ("Agreement") is dated and effective as of January 1, 1999 by and between THE RODA GROUP VENTURE DEVELOPMENT COMPANY, L.L.C., a Delaware limited liability company ("Assignor") and ASK JEEVES, a California corporation ("Assignee").

     WHEREAS, Assignor is Tenant under that certain Standard Commercial Office Lease For Eat/Work Development dated August 14, 1998, by and between Eat/Work Development, LP, a California limited partnership ("Landlord") and Assignor, (as modified from time to time, the "Lease"), respecting certain premises (the "Premises") with a street address of 918 Parker Street, Suite A-14, Berkeley, California, as more particularly described therein;

     WHEREAS, Assignor desires to assign its interest in the Lease to Assignee and Assignee desires to assume Assignor's obligations under the Lease;

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee agree as follows:

          1.   ASSIGNMENT OF LEASE.

     Assignor does hereby transfer, assign, convey and deliver to Assignee its entire right, title and interest in the Lease and the Premises.

          2.   ASSUMPTION OF OBLIGATIONS.

     Assignee does hereby accept this assignment and, for the benefit of Assignor and Landlord, expressly assumes and agrees to hereafter perform all of the terms, covenants, conditions and obligations of Assignor under the Lease, which accrue from and after the date hereof.

          3.   INDEMNITY.

     Assignor agrees to save, indemnify, defend and hold Assignee harmless from and on account of any claims, demands, actions, losses, expenses and liabilities (including attorneys' fees) of Assignee under the Lease on account of or arising out of any obligations and liabilities of the Lessee thereunder, arising prior to the date hereof.

     Assignee agrees to save, indemnify, defend and hold Assignor harmless from and on account of any claims, demands, actions, losses, expenses and liabilities (including attorneys' fees) of Assignor under the Lease on account of or arising out of the obligations and liabilities so assumed.

                                   1.
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          4.   CONTINGENCY.

     Notwithstanding anything to the contrary herein, this Assignment shall be contingent upon the receipt of the consent of Landlord as evidenced by the execution by Landlord of the Lessor consent set forth below.

          5.   SUCCESSORS AND ASSIGNS.

     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          6.   COUNTERPARTS.

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original.

     Executed as of the date first above written.

                                 ASSIGNOR:

                                 THE RODA GROUP VENTURE DEVELOPMENT COMPANY,
                                 L.L.C., a Delaware limited liability company.


                                 By:   /s/ Daniel Miller
                                      -------------------------------------
                                 Its:    Managing Partner
                                      -------------------------------------


                                   ASSIGNEE:

                                   ASK JEEVES, a California corporation.


                                   By:   /s/ Robert W. Wrubel
                                        -----------------------------------

                                   Its:   Chief Executive Officer
                                        -----------------------------------


                                      2.
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                                   LESSOR CONSENT

The undersigned, as owner and holder of all right, title and interest of Lessor under the Lease hereby consents to the foregoing assignment.


                                    EAT/WORK DEVELOPMENT, LP, a
                                    California limited partnership


                                    By:  Michael Goldin
                                         ----------------------------------

                                    Its:  General Partner
                                         ----------------------------------


                                      3.